1 1 1 NASDAQ: QCOR NASDAQ: QCOR June 14, 2012 Investor Update – Rheumatology June 14, 2012 Investor Update – Rheumatology Exhibit 99.2

Safe Harbor Statement
Note: Except for the historical information contained herein, this press release contains forward-looking statements that have been made pursuant to the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "believes,"
"continue," "could," "estimates," "expects," "growth," "may," "plans," "potential," "should," "substantial" or "will" or the negative of such terms and other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the following: Our reliance on Acthar for substantially all of our net sales and profits; Reductions in vials used per prescription resulting from changes in treatment regimens by physicians or patient compliance with physician recommendations; The complex nature of our manufacturing process and the potential for supply disruptions or other business disruptions; The lack of patent protection for Acthar; and the possible FDA approval and market introduction of competitive products; Our ability to continue to generate revenue from sales of Acthar to treat on-label indications associated with NS, and our ability to develop other therapeutic uses for Acthar; Research and development risks, including risks associated with Questcor's work in the area of NS and potential work in the area of Rheumatology, and our reliance on third-parties to conduct research and development and the ability of research and development to generate successful results; Our ability to comply with federal and state regulations, including regulations relating to pharmaceutical sales and marketing practices; Regulatory changes or other policy actions by governmental authorities and other third parties in connection with U.S. health care reform or efforts to reduce federal and state government deficits; Our ability to receive high reimbursement levels from third party payers; An increase in the proportion of our Acthar unit sales comprised of Medicaid-eligible patients and government entities; Our ability to estimate reserves required for Acthar used by government entities and Medicaid-eligible patients  and the impact that unforeseen invoicing of historical Medicaid prescriptions may have upon our results; Our ability to effectively manage our growth, including the expansion of our sales force, and our reliance on key personnel; The impact to our business caused by economic conditions;
Our ability to protect our proprietary rights; The risk of product liability lawsuits; Unforeseen business interruptions and security breaches; Volatility in Questcor's monthly and quarterly Acthar shipments, estimated channel inventory and end-user demand, as well as volatility in our stock price; and Other risks discussed in Questcor's annual report on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission, or SEC, on February 22, 2012, and other documents filed with the SEC.
The risk factors and other information contained in these documents should be considered in evaluating Questcor's prospects and future financial performance.

Acthar  Has Multiple Approved , On-Label
Rheumatology-Related Indications
Note: This presentation is intended for investors; not healthcare providers.  The full Acthar PI is available at
http://www.acthar.com/files/Acthar-PI.pfd.
Rheumatology-Related Indications in Acthar PI
As adjunctive therapy for short-term administration (to
tide the patient over an acute episode or exacerbation) in:
Psoriatic arthritis, Rheumatoid arthritis, including juvenile rheumatoid arthritis (selected cases may require low-dose
maintenance therapy), Ankylosing spondylitis.
During an exacerbation or as maintenance therapy in
selected cases of: systemic lupus erythematosus, systemic
dermatomyositis (polymyositis).

Rheumatology:  Estimated Patient Populations*
Indication
Total Estimated
US Population
Estimated Target
Acthar Population
Dermatomyositis/Polymyositis 66K ~26K
Systemic Lupus Erythematosus 250K ~50K-100K
Rheumatoid Arthritis 1.3M ~50K
Psoriatic Arthritis 500K ~40K
Juvenile Rheumatoid Arthritis 300K -
Ankylosing Spondylitis 500K -
*Questcor estimates

5 5

Dermatomyositis (DM) and Polymyositis (PM)
Disease State Overview and Brief Summary of
Treatment Experience with Acthar
Todd Levine, M.D.
Phoenix Neurological Associates
Director of the ALS Clinic and Co-Director of Neurophysiology at Banner Good
Samaritan Medical Center
Assistant Professor of Neurology at the University of Arizona
Member of The Myositis Association Medical Advisory Board
Dermatomyositis (DM) and Polymyositis (PM)
Dermatomyositis (DM) and Polymyositis (PM)
Disease State Overview and Brief Summary of
Disease State Overview and Brief Summary of
Treatment Experience with Acthar
Treatment Experience with Acthar
Todd Levine, M.D.
Todd Levine, M.D.
Phoenix Neurological Associates
Phoenix Neurological Associates
Director of the ALS Clinic and Co-Director of Neurophysiology at Banner Good
Director of the ALS Clinic and Co-Director of Neurophysiology at Banner Good
Samaritan Medical Center
Samaritan Medical Center
Assistant Professor of Neurology at the University of Arizona
Assistant Professor of Neurology at the University of Arizona
Member of The Myositis Association Medical Advisory Board
Member of The Myositis Association Medical Advisory Board

Dermatomyositis and Polymyositis:  Serious
Autoimmune Disorders
•
Rare neuromuscular conditions; high unmet need
•
Both involve autoimmune inflammatory myopathies
(inflammation of muscle)
– DM also characterized by skin manifestations
•
Treated by both Rheumatologists and Neurologists
•
Begins as insidious proximal muscle weakness that grows in
severity and can involve other organs, including lungs
– Muscle weakness can progress to where patients require ambulation assistance, such as a walker or wheelchair
•
Can cause sustained disability, diminished QoL, even death
•
Rare neuromuscular conditions; high unmet need
•
Both involve autoimmune inflammatory myopathies
(inflammation of muscle)
– DM also characterized by skin manifestations
•
Treated by both Rheumatologists and Neurologists
•
Begins as insidious proximal muscle weakness that grows in
severity and can involve other organs, including lungs
– Muscle weakness can progress to where patients require ambulation assistance, such as a walker or wheelchair
•
Can cause sustained disability, diminished QoL, even death

DM/PM Patients Underserved  By Current
Therapies
•
Current treatments include steroids, immunosuppressants,
IVIG, rituximab
– Only Acthar and steroids are FDA-approved in the treatment of DM/PM
•
Many patients do not respond to, or are unable to tolerate,
corticosteroids and immunosuppressant therapy
•
IVIG and Rituxan are used off-label to treat resistant cases
•
There are no studies comparing any two therapies in DM/PM
•
Current treatments include steroids, immunosuppressants,
IVIG, rituximab
– Only Acthar and steroids are FDA-approved in the treatment of DM/PM
•
Many patients do not respond to, or are unable to tolerate,
corticosteroids and immunosuppressant therapy
•
IVIG and Rituxan are used off-label to treat resistant cases
•
There are no studies comparing any two therapies in DM/PM

•
Report of 5 cases of refractory DM and PM treated with Acthar recently published in Drug Development, Design and Therapy
•
All patients had been unresponsive and/or unable to tolerate a variety of current therapies used to treat DM and PM
– All had biopsy-confirmed DM or PM
– Concomitant therapies were kept stable for 60 days prior to Acthar administration
– Manual muscle strength testing (MMT) was performed at baseline and 3 months
•
Patients were dosed with 80U of Acthar 1-2 times per week for a period of 12 weeks or more
– 4 patients were dosed 2x per week and 1 patient was dosed 1x per week
– 2 patients have remained on therapy beyond 12 weeks: 1 for 8 months and another for 4 months; both are on ongoing Acthar therapy
•
Report of 5 cases of refractory DM and PM treated with Acthar recently published in Drug Development, Design and Therapy
•
All patients had been unresponsive and/or unable to tolerate a variety of current therapies used to treat DM and PM
– All had biopsy-confirmed DM or PM
– Concomitant therapies were kept stable for 60 days prior to Acthar administration
– Manual muscle strength testing (MMT) was performed at baseline and 3 months
•
Patients were dosed with 80U of Acthar 1-2 times per week for a period of 12 weeks or more
– 4 patients were dosed 2x per week and 1 patient was dosed 1x per week
– 2 patients have remained on therapy beyond 12 weeks: 1 for 8 months and another for 4 months; both are on ongoing Acthar therapy
Acthar Treatment in DM and PM:
Patient Types and Dosing

•
All patients experienced clinically significant improvement
– Muscle strength improved in all 5 patients
– Skin manifestations improved in all 3 DM patients
•
All patients reported improvements with daily living activities
– 3 patients who previously required assisted ambulation were able to ambulate independently
– 1 patient who was previously unable to work was able to return to work
•
No significant Acthar side effects observed in these patients
•
Positive insurance coverage on this initial cohort of patients
•
All patients experienced clinically significant improvement
– Muscle strength improved in all 5 patients
– Skin manifestations improved in all 3 DM patients
•
All patients reported improvements with daily living activities
– 3 patients who previously required assisted ambulation were able to ambulate independently
– 1 patient who was previously unable to work was able to return to work
•
No significant Acthar side effects observed in these patients
•
Positive insurance coverage on this initial cohort of patients
Acthar Treatment in DM and PM:
Overall Observed Results (n=5)
Note: Since this is a small case series of only 5 patients, it may not be fully representative of efficacy or safety in the DM/PM population.

•
Treatment history after Dx included prednisone,
mycophenolate, azathioprine, IVIG, cyclosporine, and
methotrexate
•
Began treating patient in 2004
– Positive response to rituximab, cyclosporine, and IVIG
– Maintained on IVIG and cyclosporine until a relapse in 2006
•
Patient then showed brief improvement with azathioprine,
cyclosporine, IVIG
– In 2007, patient’s strength worsened and an MRI scan of the patient’s legs showed active inflammation
– Patient was rechallenged with rituximab but did not show any improvement
•
Treatment history after Dx included prednisone,
mycophenolate, azathioprine, IVIG, cyclosporine, and
methotrexate
•
Began treating patient in 2004
– Positive response to rituximab, cyclosporine, and IVIG
– Maintained on IVIG and cyclosporine until a relapse in 2006
•
Patient then showed brief improvement with azathioprine,
cyclosporine, IVIG
– In 2007, patient’s strength worsened and an MRI scan of the patient’s legs showed active inflammation
– Patient was rechallenged with rituximab but did not show any improvement
DM Patient Example:  History

•
Patient received Acthar 80 U 2x/wk for 12 weeks (no titration)
– Concomitant medication: IVIG 2 gm/kg/mo and azathioprine 200 mg/day
– Patient tolerated Acthar treatment well with no significant side effects
•
Positive response to Acthar treatment
– Muscle enzymes returned to normal (800 100)
– MMT strength improved from 3/5 to 4+/5 in upper extremity muscle groups, her iliopsoas from 3/5 to 4/5, and quadriceps from 3-/5 to 4+/5
•
Patient received Acthar 80 U 2x/wk for 12 weeks (no titration)
– Concomitant medication: IVIG 2 gm/kg/mo and azathioprine 200 mg/day
– Patient tolerated Acthar treatment well with no significant side effects
•
Positive response to Acthar treatment
– Muscle enzymes returned to normal (800 100)
– MMT strength improved from 3/5 to 4+/5 in upper extremity muscle groups, her iliopsoas from 3/5 to 4/5, and quadriceps from 3-/5 to 4+/5
DM Patient Example:  Initial Acthar Treatment

•
~6 months after completing Acthar treatment the patient
experienced increased weakness in proximal leg muscles (3+/5)
•
Patient then given tacrolimus for 6 months with no results
•
Patient then began a second course of treatment with Acthar
– Dosed 80 U 1x per week
– Patient noted the treatment response was not as good as previous treatment with
Acthar 80 units 2x per week
•
Dosing changed to 2x per week and patient noted improvement
– Leg muscles improved to 4+/5
– No adverse events reported
– Returned to work and is ambulating independently
– Has continued on Acthar for 8 months
•
~6 months after completing Acthar treatment the patient
experienced increased weakness in proximal leg muscles (3+/5)
•
Patient then given tacrolimus for 6 months with no results
•
Patient then began a second course of treatment with Acthar
– Dosed 80 U 1x per week
– Patient noted the treatment response was not as good as previous treatment with
Acthar 80 units 2x per week
•
Dosing changed to 2x per week and patient noted improvement
– Leg muscles improved to 4+/5
– No adverse events reported
– Returned to work and is ambulating independently
– Has continued on Acthar for 8 months
DM Patient Example:  Follow-Up Acthar Treatment

13 13 13 DM/PM Commercial Opportunity Steve Cartt Chief Operating Officer DM/PM Commercial Opportunity Steve Cartt Chief Operating Officer

DM/PM Represents Significant Commercial
Opportunity  Due to High Unmet Need
•
~66,000 DM/PM patients in the US, based upon key
epidemiological study which found a prevalence rate of 21.5
cases per 100,000 population (Bernatsky 2009)
– Estimate supported by Questcor survey of treating physicians (N=192)
•
Approximately 26,000 are target Acthar patients
– ~40% of patients experience active disease, significant side effects or both with current therapies (Questcor survey, N=192)
•
Typical dosing regimen of 80U 2x per week for 12 weeks
– 5 vials of Acthar required for this “typical” regimen
– Some patients require a longer treatment regimen
•
~66,000 DM/PM patients in the US, based upon key
epidemiological study which found a prevalence rate of 21.5
cases per 100,000 population (Bernatsky 2009)
– Estimate supported by Questcor survey of treating physicians (N=192)
•
Approximately 26,000 are target Acthar patients
– ~40% of patients experience active disease, significant side effects or both with current therapies (Questcor survey, N=192)
•
Typical dosing regimen of 80U 2x per week for 12 weeks
– 5 vials of Acthar required for this “typical” regimen
– Some patients require a longer treatment regimen

Questcor Rheumatology Plans
•
Pilot rheumatology selling effort beginning mid-July
– National Sales Director and manager positions (2) have been filled, with hiring/training of 12 experienced Rheum reps in progress
– Initial promotional effort focused on DM/PM
•
Potential to expand Rheumatology Sales Force following pilot
•
Potential roll-out of DM/PM selling effort by current
Neurology Sales Force to about 1,000 neurologists specializing in neuromuscular disease
•
Initiate patient registry of Acthar experience in DM/PM
•
Gather clinical data in SLE, RA, PsA
•
Pilot rheumatology selling effort beginning mid-July
– National Sales Director and manager positions (2) have been filled, with hiring/training of 12 experienced Rheum reps in progress
– Initial promotional effort focused on DM/PM
•
Potential to expand Rheumatology Sales Force following pilot
•
Potential roll-out of DM/PM selling effort by current
Neurology Sales Force to about 1,000 neurologists specializing in neuromuscular disease
•
Initiate patient registry of Acthar experience in DM/PM
•
Gather clinical data in SLE, RA, PsA

Rheumatology:  Estimated Patient Populations*
Indication
Total Estimated
US Population
Estimated Target
Acthar Population
Dermatomyositis/Polymyositis 66K ~26K
Systemic Lupus Erythematosus 250K ~50K-100K
Rheumatoid Arthritis 1.3M ~50K
Psoriatic Arthritis 500K ~40K
Juvenile Rheumatoid Arthritis 300K -
Ankylosing Spondylitis 500K -
*Questcor estimates

17 17 17 NASDAQ: QCOR NASDAQ: QCOR June 14, 2012 Investor Update – Rheumatology June 14, 2012 Investor Update – Rheumatology